UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 23, 2008

Vishay Intertechnology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-7416	38-1686453
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

63 Lancaster Avenue
Malvern, PA 19355	19355-2143
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 610-644-1300
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(d) Election of Directors

As described in Vishay’s current report on Form 8-K filed on December 23, 2008, the Board of Directors of Vishay Intertechnology, Inc. elected Mr. Ronald M. Ruzic to fill a vacancy on the Board of Directors on December 23, 2008. At that time, the Board of Directors had not yet determined the committees of the Board to which Mr. Ruzic would be named.

Mr. Ruzic serves as a Class II director, with a term expiring at the 2011 annual meeting of stockholders.

On February 27, 2009, the Board of Directors appointed Mr. Ruzic to the Nominating and Corporate Governance Committee, effective immediately.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 5, 2009

VISHAY INTERTECHNOLOGY, INC.

By: /s/ Lior E. Yahalomi

Name: Dr. Lior E. Yahalomi
Title: Executive Vice President and
Chief Financial Officer